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Exhibit 11
                         Consent of Independent Auditors

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors and Reports to Shareholders" and to the use of our report dated December 1, 1997, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-96132) of Waterhouse Investors Family of Funds, Inc.

                                           /s/ Ernst & Young LLP
                                           ERNST & YOUNG LLP

New York, New York
December 16, 1997